THIS INSTRUMENT WAS
PREPARED BY AND AFTER
RECORDING RETURN TO:

Winston & Strawn LLP
35 West Wacker Drive
Chicago, Illinois 60601
Attn: Jared Feehan, Esq.

MORTGAGE SUBORDINATION AGREEMENT

          This MORTGAGE SUBORDINATION AGREEMENT (this “Agreement”) is made and entered into as of the 29th day of August, 2007, by and among BUTLER OF NEW JERSEY REALTY CORP., a New Jersey corporation, having an office at 110 Summit Avenue, Montvale, New Jersey 07645 (“Company”), GENERAL ELECTRIC CAPITAL CORPORATION, having an office at 201 Merritt 7, 3rd Floor, Norwalk, Connecticut 06856, as agent for the lenders pursuant to the GECC Credit Agreement (as hereinafter defined) (in such capacity, together with any successor and assigns, the “Subordinating Creditor”), and MONROE CAPITAL MANAGEMENT ADVISORS LLC, a Delaware limited liability company, having an office at 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606, as agent for and on behalf of the Lenders (as hereinafter defined) pursuant to the Credit Agreement (as hereinafter defined) (in such capacity, together with its successor and assigns, the “Agent”).

R E C I T A L S:

          A.          Company is the fee owner of the real property and improvements described in Exhibit A attached hereto (the “Premises”).

          B.          Butler Service Group, Inc. (the “Borrower”) has entered into that certain Second Lien Credit Agreement by and among the Borrower and the other Credit Parties signatory thereto, and Agent as agent for the lenders from time to time party to the Second Lien Credit Agreement (the “Lenders”) and Agent, as agent for the Lenders (as the same may be amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) and related documents, dated as of the date hereof, providing for term loans and other extensions of credit in the aggregate principal amount of up to TWENTY THREE MILLION DOLLARS ($23,000,000.00) (the “Loan”).

          C.           Company is a subsidiary of Borrower and has entered into that certain Subsidiaries Guaranty by and among Mortgagor, the other Guarantors party thereto, and Agent, as agent for the Lenders (as the same may be amended, supplemented or otherwise modified from time to time, the “Guaranty”) dated as of even date hereof.

          D.          The Loan is secured by, among other things, that certain Subordinate Mortgage, Security Agreement and Fixture Filing of even date herewith and to be recorded simultaneously herewith, or on or about the date of recording hereof, in the official records of Bergen County, New Jersey (hereinafter, the “Senior Mortgage”) encumbering the Premises.

          E.           Subordinating Creditor, the other lenders party thereto, Borrower, Butler International, Inc., and Company previously entered into that certain Credit Agreement dated as of September 28, 2001, (as the same may be amended, restated, supplemented or otherwise modified from time, to time, the “GECC Credit Agreement”) providing for a revolving loan, tems loans and other extensions of credit in the aggregate principal amount of up to EIGHTY FIVE MILLION DOLLARS ($85,000,000.00) (the “GECC Loan”).

          F.           The GECC Loan is secured by, among other things, that certain Subordinate Mortgage, Security Agreement and Fixture Filing dated as of June 30, 2005 and recorded on July 15, 2005 in the official records of Bergen County, New Jersey at Book 14509, Page 142 (hereinafter, the “Subordinate Mortgage”) and that certain UCC-1 Financing Statement in favor of Subordinated Creditor and recorded on July 15, 2005 as No.001246-R (hereinafter the “Subordinate Fixture Filing”) encumbering the Premises.

          G.           Subordinating Creditor and Agent are as of the date hereof, party to that certain Intercreditor Agreement (as the same may be amended, restated, supplemented or otherwise modified from time, to time, the “Intercreditor Agreement”) to evidence their agreement with respect to, among other things, the relative priorities of the respective security interests in and liens on the Collateral (as defined in the Intercreditor Agreement) of the Subordinating Creditor and Agent.

          H.          Agent and the Lenders, as a condition to permitting the Subordinate Mortgage and Subordinate Fixture Filing to remain of record, and as a condition to advancing the Loan, require that Company and Subordinating Creditor enter into this Agreement for the benefit of Agent and the Lenders, and Company and Subordinating Creditor are willing to enter into this Agreement in order to induce Agent and the Lenders to advance the Loan.

AGREEMENT

           NOW, THEREFORE, in consideration of the foregoing, to induce Agent and the Lenders to advance the Loans, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1.           Subordination. Company and Subordinating Creditor each agree with Agent that, subject to the Intercreditor Agreement, the Subordinate Mortgage and Subordinate Fixture Filing are and shall be subject, subordinate and rendered junior in right of lien priority and perfection to the Senior Mortgage.

          2.           Company’s Default Notice. Company agrees to promptly deliver written notice to Agent should any default occur pursuant to the Subordinate Mortgage. It is understood and agreed that, except as may otherwise be expressly required herein or by applicable law or in the Intercreditor Agreement, no notice to Company or Subordinating Creditor shall be required hereunder prior to the exercise by Agent of any right or remedy under the Senior Mortgage, or the exercise of any other right or remedy deemed necessary by Agent in order to protect the value of its collateral.

          3.           Amendment of Senior Mortgage. Company and Subordinating Creditor agree that the Senior Mortgage may be modified, amended, extended, or renewed, except as expressly prohibited under the Intercreditor Agreement, without the prior consent of Subordinating Creditor and without affecting the subordination set forth herein. Any such amendments or modifications shall be entitled to the benefits of this Agreement.

          4.           Duration. This Agreement shall remain in full force and effect until all of the Senior Obligations are indefeasibly paid, but shall immediately terminate and become of no further force or effect upon the indefeasible payment in full thereof, whereupon Agent agrees that it shall execute and cause to be recorded a satisfaction and release of this Agreement upon receipt of the written request of Company or the Subordinating Creditor and at the expense of the requesting party.

          5.           Incorporation of Intercreditor Agreement. The terms and provisions of the Intercreditor Agreement are incorporated by reference herein as though set forth in full detail. In the event of any conflict between the terms and provisions of this Agreement and the Intercreditor Agreement, the terms and provisions of the Intercreditor Agreement shall govern and control.

          6.           Notice. All notices, requests and demands required to be given hereby or permitted herein or by applicable law shall be given in the manner set forth in the Intercreditor Agreement.

          7.           Miscellaneous.

                       (a)          This Agreement may be executed in any number of counterparts bearing the original signatures of all parties hereto, each of which shall constitute an original for all purposes, but all of which shall evidence but one and the same agreement.

                        (b)          No waiver by any party hereto of the compliance by any other party with any term, provision, obligation or agreement contained herein shall constitute a waiver of such party’s right to thereafter require full compliance therewith, provided, however, that the subordination contained herein is absolute, and no failure of any party to act in all respects in conformity with the requirements of this Agreement shall result in any invalidity or reversion of the priorities established hereby.

                        (c)          This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          8.           CONTROLLING LAW. THE VALIDITY, INTERPRETATION, ENFORCEMENT AND EFFECT OF THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE IN WHICH THE PREMISES IS LOCATED.

[signature and notary pages follow]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

COMPANY:

BUTLER OF NEW JERSEY REALTY CORP.,
a New Jersey corporation

By:

Name:	Mark Koscinski

Title:	VP-Controller

SUBORDINATING CREDITOR:

GENERAL ELECTRIC CAPTIAL CORPORATION

By:

Name:

Title:

AGENT:

MONROE CAPITAL MANAGEMENT ADVISORS LLC

By:

Name:

Title:

STATE OF New Jersy           )
                                       )     ss.
COUNTY OF Bersen            )

          I CERTIFY that on August 21, 2007, Mark Koscinski personally came before me and acknowledged under oath, to my satisfaction, that:

          (a) this person signed, sealed, and delivered the attached document as V.P. of Butler of New Jersey Realty Corp., a New Jersey corporation;

          (b) the proper corporate seal was affixed; and

          (c) this document was signed and made by the corporation as its voluntary act and deed by virtue of authority from its Board of Directors.

Notary Public

[Affix Notary Seal]

           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

COMPANY:

BUTLER OF NEW JERSEY REALTY CORP.,
a New Jersey corporation

By:

Name:

Title:

SUBORDINATING CREDITOR:

GENERAL ELECTRIC CAPTIAL CORPORATION

By:

Name:	James H. Kaufman

Title:

AGENT:

MONROE CAPITAL MANAGEMENT ADVISORS LLC

By:

Name:

Title:

STATE OF Connecticut	)
) ss.
COUNTY OF Fairfield	)

          I CERTIFY that on August 21, 2007, James H. Kaufman personally came before me and acknowledged under oath, to my satisfaction, that:

          (a) this person signed, sealed, and delivered the attached document as Duly Authorized Signatory of General Electric Capital Corporation;

          (b) the proper corporate seal was affixed; and

          (c) this document was signed and made by the corporation as its voluntary act and deed by virtue of authority form its Board of Directors.

Notary Public

My Commission expires:

[Affix Notary Seal]

           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

COMPANY:

BUTLER OF NEW JERSEY REALTY CORP.,
a New Jersey corporation

By:

Name:

Title:

SUBORDINATING CREDITOR:

GENERAL ELECTRIC CAPTIAL CORPORATION

By:

Name:

Title:

AGENT:

MONROE CAPITAL MANAGEMENT ADVISORS LLC

By:

Name:	MARK BOHNTINSKY
Title:	SVP

STATE OF Illinois	)
	)	ss.
COUNTY OF Cook	)

          I CERTIFY that on August 22, 2007, Mark Bohntinsky personally came before me and acknowledged under oath, to my satisfaction, that:

          (a) this person signed, sealed, and delivered the attached document as Senior Vice President of Monroe Capital Management Advisors LLC;

          (b) the proper corporate seal was affixed; and

          (c) this document was signed and made by the corporation as its voluntary act and deed by virtue of authority from its Board of Directors.

Notary Public
My Commission expires: 5/17/10
[Affix Notary Seal]

Exhibit A

Legal Description

All that certain tract, parcel and lot of land lying and being situate in the Borough of Montvale, County of Bergen, State of New Jersey, being more particularly described as follows:

Beginning at a point on the (former) southerly sideline of Summit Avenue (65 feet wide per tax map) and 16.5 feet from centerline and described as the north west corner of a parcel of land described in Deed Book 1964 page 114 recorded in the Bergen County Clerk’s Office, said point also being 904.84 feet west from the intersection of the former southerly sideline of Summit Avenue and the westerly sideline of Spring Valley Road and running thence:

1.	South 04 degrees 05 minutes 00 seconds west, 325.84 feet; thence,

2.	South 84 degrees 00 minutes 00 seconds east, 74.51 feet; thence,

3.	South 00 degrees 35 minutes 00 seconds west, 258.39 feet; thence,

4.	South 88 degrees 20 minutes 00 seconds east, 69.24 feet; thence,

5.	South 05 degrees 41 minutes 00 seconds west, 355.97 feet; thence,

6.	South 74 degrees 52 minutes 00 seconds east, 145.32 feet; thence,

7.	South 23 degrees 52 minutes 00 seconds west, 122.02 feet; thence,

8.	South 57 degrees 37 minutes 10 seconds east, 42.90 feet; thence,

9.	South 07 degrees 45 minutes 15 seconds west, 484.80 feet; thence,

10.	North 82 degrees 14 minutes 45 seconds west, 287.80 feet; thence,

11.	South 07 degrees 45 minutes 15 seconds west, 460.00 feet; thence,

12.	North 86 degrees 14 minutes 50 seconds west, 223.27 feet; thence,

13.	North 03 degrees 44 minutes 40 seconds east, 580.34 feet; thence,

14.	North 03 degrees 03 minutes 00 seconds east, 291.52 feet; thence,

15.	South 81 degrees 56 minutes 30 seconds east, 74.51 feet; thence,

16.	North 03 degrees 00 minutes 15 seconds east, 1157.78 feet to a point on the (former) southerly sideline of Summit Avenue; thence,

17.	Along same, south 86 degrees 48 minutes 00 seconds east, 238.57 feet to the point and place of beginning..

Being also known as (reported for informational purposes only): Lot 2, Block 1102, on the official tax map of Montvale Borough